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                                                                 Exhibit 23.1

                          CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Current Report (Form 8-K/A) of RELTEC Corporation of our report dated May 14, 1998 with respect to the consolidated financial statements of Positron Fiber Systems Corporation included in its Annual Report (Form 20-F) for the year ended March 31, 1998, filed with the Securities and Exchange Commission.



ERNST & YOUNG LLP



Montreal, Canada
December 17, 1998


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